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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549





                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 14, 2003



                             HALSEY DRUG CO., INC.



              695 North Perryville Road, Rockford, Illinois 61107


                                 (815-399-2060)





 Incorporated under the         Commission File Number       I.R.S. Employer
laws of State of New York            1-10113              Identification  Number
                                                               11-0853640




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Item 12.  Results of Operations and Financial Condition


     On August 14, 2003, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing the financial results for its second quarter ended June 30, 2003 and the six months ended June 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)      Exhibits

Exhibit
Number                Description
------                -----------

99.1 Press Release dated August 14, 2003 Announcing Results for Second Quarter ended June 30, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HALSEY DRUG CO., INC.


                                    By: /s/ Peter A. Clemens
                                        ---------------------------
                                        Peter A. Clemens
                                        Vice President & Chief Financial Officer

Date:  August 15, 2003


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                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                     Description
------                     -----------

99.1 Press Release dated August 14, 2003 Announcing Results for Second Quarter ended June 30, 2003.


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